UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 30, 2009

Date of Report (date of earliest event reported)

Overstock.com, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

6350 South 3000 East

Salt Lake City, Utah 84121

(Address of principal executive offices)

(801) 947-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

Reference is hereby made to the information contained in Item 8.01 of this Form 8-K.

Item 8.01.  Other Events.

In connection with the Company’s quarterly conference call held on January 30, 2009, the Company posted information to its website, including copies of the slide deck the Company reviewed during the conference call.  The Company has identified errors in the 2005-2007 Adjusted EBITDA information appearing on two of the slides.  The Company has posted the two corrected pages to its website and copies are furnished herewith.  The corrections do not affect the 2008 information presented in the slide deck or any of the information contained in the Company’s press release issued January 30, 2009.

Item 9.01. Financial Statements and Exhibits

(d)   Exhibits.

The following exhibit is furnished with this report:

99.1  Corrected pages posted to the Company’s website on January 30, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ Stephen Chesnut
Stephen Chesnut
Senior Vice President, Finance
Date: January 30, 2009